UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   October 12, 2004
                                                --------------------------------

                          FIRST MONTAUK FINANCIAL CORP.
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in its charter)


  New Jersey                          0-6729                        22-1737915
--------------------------------------------------------------------------------
(State or other jurisdic-          (Commission              (IRS Employer
 tion of incorporation)            File Number)             Identification No.)

Parkway 109 Office Center, 328 Newman Springs Road, Red Bank, N.J.      07701
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code  (732) 842-4700


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

02
Item 8.01       Other Events.

     On October 12, 2004, First Montauk Financial Corp. (the "Registrant") issued a press release announcing its entry into a letter of intent with Olympic Cascade Financial Corporation for a merger or other business combination. A copy of the press release is attached as exhibit 99.1. The information in this report shall not be deemed to be "filed" for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. Unless expressly incorporated into a filing of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made after the date hereof, the information contained herein shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


Item 9.01: Financial Statements and Exhibits.

         99.1   Press Release dated October 12, 2004






                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 13, 2004                    First Montauk Financial Corp.
                                           (Registrant)


                                           By/s/ Victor K. Kurylak
                                             ----------------------------
                                             Victor K. Kurylak, President



                                  EXHIBIT INDEX


Exhibit No.                  Description

99.1                        Press Release dated October 12, 2004

03                                                                Exhibit 99.1



                        First Montauk and Olympic Cascade
                      Enter into Letter of Intent to Merge

October 12, 2004 -- Red Bank, NJ -- First Montauk Financial Corp. (OTC/BB: FMFK) and Olympic Cascade Financial Corporation (AMEX: OLY) announced today that they have agreed to a preliminary letter of intent for a merger or other similar combination of the two companies. The final terms of the merger have not been reached and merger discussions are continuing.

The letter of intent is subject to numerous conditions, including: satisfactory completion of due diligence, finalization of the terms of the combination and structure of the transaction; negotiation, preparation and execution of definitive transaction documents, compliance with state and federal securities laws and regulations, and corporate, shareholder and regulatory approvals. If a final agreement is reached and the other conditions satisfied, the transaction is expected to close in the first calendar quarter of 2005. However, as a result of the foregoing uncertainties, there can be no assurances that the transaction will be completed.

First Montauk Financial Corp. is the parent company of First Montauk Securities Corp., a registered securities broker/dealer headquartered in Red Bank, NJ. First Montauk has approximately 350 registered representatives across the country, and conducts securities brokerage, insurance, investment banking and advisory business with approximately 60,000 retail and institutional accounts.

Olympic Cascade Financial Corporation is a holding company for National Securities Corporation, based in Seattle, Washington. National Securities has approximately 400 registered representatives across the country, and conducts securities brokerage, and investment banking business with approximately 55,000 retail and institutional accounts.

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. This press release may contain certain statements of a forward-looking nature relating to future events or future business performance. Any such statements that refer to the Company's estimated or anticipated future results or other non-historical facts are forward-looking and reflect the Company's current perspective of existing trends and information. These statements involve risks and uncertainties that cannot be predicted or quantified and, consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, risks and uncertainties detailed in each Company's Securities and Exchange Commission filings, including each Company's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. The forward-looking statements speak only as of the date of this release. Each of the Companies undertake no obligation to update publicly any forward-looking statement, whether as a result of new information, future events or otherwise.


Contact:
Montauk Financial Group                      Olympic Cascade Financial Corp.
Victor K. Kurylak, Pres.                     Mark Goldwasser, CEO and Pres.
(800) 876-3672, ext. 4230                    (212) 417-8210
info@montaukfinancial.com